Resolution of Board of Directors
By
Advanced Materials, Inc.,
a California corporation (the "Corporation").
Dated: March 1, 2007

The Corporation desires to engage in financial transactions from time to time with JPMorgan Chase Bank, N.A., and its successors and assigns (the "Bank"); and

The Corporation desires to authorize certain of its representatives to engage in these transactions for the Corporation; and

The Corporation desires to ratify all past transactions and eliminate the necessity of presenting separate individual resolutions to the Bank in the future; and

The Corporation has found that the transactions authorized by the resolutions are or will be in the Corporation's interest and to its financial benefit.

Resolved: That any _____ [if this blank is not completed then those authorized herein can act singly on behalf of the Corporation] of the following named representatives, of this Corporation whose actual signatures are shown below:

Title, if any	Printed Name	Signature
President and CFO	William G Mortensen	/s/William G Mortensen
Accounting Manager	Feng Zheng	/s/Feng Zheng

are authorized from time to time for the Corporation to enter into any agreements of any nature with the Bank, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

1.
Borrow and incur any indebtedness, negotiate and procure loans, lines of credit, letters of credit, discounts, and any other credit or financial accommodations from the Bank in any form and in any amount and on any terms as may be agreed upon between the Corporation and the Bank.

2.	Guarantee or act as a surety for loans or other financial accommodations of any person, entity or third party to the Bank on such guarantee or surety terms as may be agreed upon with the Bank.

3.
Subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, demands, notes and leases, of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights and demands of any kind which may be owed, now or hereafter, from such person or entity to the Bank ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests, liens and mortgages, of any kind, whether now existing or hereafter acquired, securing payment of the Subordinated Indebtedness, all on such terms as may be agreed upon between the Corporation's representatives and the Bank and in such amounts as in his or her judgment should be subordinated.

4.
Mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to the Bank any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation, all real property and all personal property, tangible or intangible, of the Corporation, as security for the payment of any credits, loans, or other financial accommodations so obtained by the Corporation or by any other person or entity, or any promissory notes so executed, including any amendments to or modifications, renewals, and extensions of such promissory notes, or any other or further indebtedness of the Corporation, including the guarantee of indebtedness by the Corporation for any other person or any other entity owed to the Bank at any time, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

5.	Lease personal property as lessee and elect as to tax credit and depreciation deductions.

6.	Sell, assign, pledge or transfer all or any present or future stocks or securities registered in the Corporation's name.

7.
Enter into any agreement for any rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency swap transaction, currency option or any other similar transaction, including any option with respect to any of these transactions, or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

8.
Draw, endorse, and discount with the Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either receive cash for the same or cause such proceeds to be credited to the Corporation's account with the Bank, or cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

9.
Sign and deliver to the Bank, promissory notes or notes, drafts, acceptances, guaranties, subordination agreements, assignments, applications and reimbursement agreements for letters of credit, security agreements, financing statements, mortgages, deeds of trust, pledges, hypothecations, transfers, leases and any other instrument or document deemed necessary or required to carry out the authority contained in this resolution, and any one or more renewals, extensions, modifications, refinancings, consolidations or substitutions of any of the foregoing.

10.
In the case of lines of credit and other extensions of credit, to designate additional or alternate individuals as being authorized to request advances and the issuance of letters of credit under such lines, and other extensions of credit, and to direct the disposition of such advances.

11.
Negotiate, consent to, and sign any instrument, writing, document or other agreement with the Bank containing a provision or provisions for waiver of the right to a trial before a jury; provisions for resolution of any and all disputes, claims, actions, issues, complaints, suits, or controversies, of any kind or nature, by arbitration; and provisions for cognovit, and confession of judgment and warrant of attorney for any indebtedness, or for any guaranty of indebtedness of the Company to the Bank.

12.
Do and perform such other acts and things, pay any and all fees and costs, and execute and deliver such other documents and agreements as any authorized representative of the Corporation may in his or her discretion deem reasonably necessary or proper to carry into effect the provisions of this resolution.

Further Resolved: The Corporation authorizes any one of the persons authorized above or any other person designated by any of those persons to handle the operation of all credit facilities now or hereafter provided to the Corporation by the Bank, which operation may be handled in any manner, whether orally or in writing (including email and other forms of communication) or otherwise. The Corporation also authorizes the Bank to pay the proceeds of any action taken pursuant to these resolutions in the manner directed by any of the persons authorized to act, including (but not in limitation) directing the payment of such proceeds: (i) to any deposit or loan account of the Corporation; (ii) to the order of any of such persons in an individual capacity; or (iii) to the individual credit of any such person or the individual credit of any other person; and further to direct the payment from any of the Corporation's accounts in satisfaction of any of its obligations. The Corporation ratifies, confirms and approves all actions previously taken by any one of the persons authorized to act. The Bank is released from any liability and shall be indemnified against any loss, liability or expense arising from its reliance on this resolution.

Further Resolved: The authority given is retroactive, and any acts referred to which were performed prior to the adoption of these resolutions are ratified and affirmed. This resolution shall be continuing, shall remain in full force and effect, and the Bank may rely on it until written notice of its revocation shall have been delivered to and received by the Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given. The Corporation does indemnify and hold harmless the Bank from any loss or damage incurred by the Bank by acting in reliance upon this resolution.

Further Resolved: The Corporation will notify the Bank prior to any (i) change in the Corporation’s name; (ii) change in the Corporation’s assumed business name(s); (iii) change in the management of the Corporation; (iv) change in the authorized signers; (v) change in the Corporation’s chief executive office address; (vi) change in the jurisdiction under which the Corporation’s business organization is formed or organized; (vii) conversion of the Corporation to a new or different type of business entity; or (viii) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and the Bank. No change in the Corporation’s name will take effect until after the Bank has been notified.

I Certify that I am the duly elected and qualified Secretary, Assistant Secretary or President of the Corporation and the keeper of the records and the corporate seal of the Corporation, and that the above is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of the Corporation held in accordance with its by-laws, or by a legally effective instrument of action in lieu of a meeting, and that they are in full force and effect. This resolution now stands of record on the books of the Corporation, and has not been modified or revoked in any manner whatsoever.

I Further Certify that the individuals whose signatures appear above have been duly elected and are presently the incumbents of the offices set next to their respective signatures, and that the signatures are the genuine original signatures of each respectively.

I Further Certify that all statements and representations made in this resolution are true and correct.

/s/William G Mortensen
(Signature)
William G Mortensen
(Printed Name)
President and CFO
(Title)
March 1, 2007
(Date Signed)

Complete this section only if the person certifying this resolution by signature and with the title stated above is the only representative of the Corporation authorized to act on its behalf. In such case, complete this section by the signature of a different representative or director of the Corporation.

The undersigned as a representative or director of the Corporation hereby acknowledges the authority of the person certifying this resolution by the signature and title stated above to act alone for and on behalf of the Corporation as described in this resolution.

(Signature)

(Printed Name)

(Title)

(Date Signed)

Complete this section only if the Corporation is organized with only one Officer-Director.

As permitted by law of the state of incorporation, there are no other individuals who are either officers or directors.

(Signature)

(Printed Name)

(Title)

(Date Signed)